UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 19, 2004

                                 ---------------


                           MSW Energy Holdings II LLC
                        (Exact name of each registrant as
                            specified in its charter)




          Delaware                     0001276518               13-3213489
(State or other jurisdiction of   Commission File Number     (I.R.S. Employer
       incorporation or                                   Identification Number)
         organization)



                        c/o American Ref-Fuel Company LLC
                             155 Chestnut Ridge Road
                           Montvale , New Jersey 07645
                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code: 800-727-3835

Item 12.  Results of Operations and Financial Condition

On August 16, 2004, MSW Energy Holdings II LLC issued a Transcript for the Second Quarter Earnings Call for the quarter ended June 30, 2004. A copy of the Transcript is filed as Exhibit 99.

                                   SIGNATURES
   Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, MSW Energy Holdings II LLC has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MSW ENERGY HOLDINGS II LLC

                                        By: /s/ Michael J. Gruppuso
                                            ------------------------------------
                                            Michael J. Gruppuso
                                            Chief Financial Officer

                                        Date:  August  19, 2004
                                             -----------------------------------